EXHIBIT 10.95

1991 TRANSMISSION AGREEMENT
ARTICLE I

Basic Understanding

              This Agreement governs transmission service provided by Vermont TranscoLLC ("VTransco") to electric utilities furnishing service within the state of Vermont and to the Vermont Department of Public Service. The party taking service under this Agreement is referred to herein as Purchaser.

              The Agreement covers both power procured by the Purchaser on its own behalf and power purchased by Vermont Electric Power Company, Inc. ("VELCO") for the Purchaser pursuant to the Power Purchase Agreement, dated as of June 1, 1981, and designated as FERC Rate Schedule No. 234. The Agreement is between VTransco and the Purchaser individually, and not the Purchasers jointly.

              WHEREFORE, VTransco and the Purchaser agree, subject to any primary obligation VELCO may have under the Power Transmission Contract with the State of Vermont, dated June 13, 1957, as amended, that VTransco will provide and the Purchaser will purchase transmission service on the terms and conditions set forth below and in any Supplement hereto.

ARTICLE II
Effective Date and Term

              This agreement shall become effective between VTransco and the Purchaser as of 12:01 a.m., November 1, 1991, or as of such other date and time ordered by the Federal Energy Regulatory Commission.

ARTICLE III
Availability, Force Majeure and Liability

              VTransco does not guarantee to transmit a constant supply of power and energy under this Agreement. VTransco will transmit for the Purchaser only such power and energy as are made available to VTransco under VELCO's or the Purchaser's contracts with the sources of the same, and VTransco makes no commitment to make available to the Purchaser any power or energy that is not available to it from those sources. If a source curtails the power and energy made available to VTransco under its contract with VELCO, the power and energy made available to the Purchaser from that source shall be reduced proportionately.

              VTransco shall not be responsible in tort, contract or otherwise to the Purchaser for damages of any description whatsoever that may result from any interruption or failure of service or deficiency in the quality of service unless the interruption or failure or deficiency is the result of willful default by VTransco. Except in the case of such willful default, it is the intent of this Article III that the Purchaser shall assume the risks of interruption, failure or deficiency in quality or quantity of service caused by the hazards of the business to the same extent as if the Purchaser were itself operating transmission facilities for the purpose of supplying itself with electricity, and the Purchaser shall not be excused from making payment to VTransco of any charge referred to in Article IV by reason of the fact that VTransco is excused by the provisions of this Article III from transmitting electricity.

ARTICLE IV
Payment

              Commencing on the effective date of this Agreement the Purchaser shall pay to VTransco for each month a transmission capacity charge determined by the following formula:

T =	TC x	SFP +	PDP x	TCA
		GP		TD

Where T = Total Monthly Charge to Purchaser Definitions
Purchaser	=

Purchaser of transmission services from VTransco under this Agreement. A Purchaser is an electric utility furnishing service within the state of Vermont or the Vermont Department of Public Service. For purposes of applying this tariff, the term "Purchaser's" or "of Purchaser" shall include such items as facilities, demand, sales, capability responsibility, load, peak, generating capacity and generating units of itself and of any other such utility for which the Purchaser is contracting to provide transmission over the VTransco system.

SF	=

Specific Facilities, which are those high-voltage transmission lines, substations and other appurtenances constituting a direct physical interconnection to the VTransco system and not constituting part of VTransco' looped transmission facilities, that are requested, used, and installed to benefit a requesting Purchaser of transmission service. A list of Specific Facilities and their allocation shall initially be as shown on Exhibit A, attached hereto, which Exhibit A shall be created and currently updated to reflect any changes in allocations as may be agreed to by the affected Purchasers of transmission service. (Any such change to Exhibit A shall be filed with the Federal Energy Regulatory Commission (Commission) pursuant to Section 35.13 of the Commission's Regulations.) Any new Specific Facility shall be allocated entirely to the requesting Purchaser of transmission service until the Purchaser provides VTransco with a written agreement under which additional Purchasers of transmission service agree to support a different allocation or until the Specific Facility shall have been in service for ten full years, at which time it shall become a part of Common Facilities.

CF	=

Common Facilities, which are those VTransco facilities that comprise the state-wide, high-voltage transmission grid, interconnecting and serving the load centers of the State, and which are used in common by all Purchasers of transmission service on a state-wide basis, and any facilities that would otherwise be defined as Specific Facilities, but that were in service on 7/1/90 or that became Common Facilities after 10 years of service.

GP	=	Total Gross Plant, which is equal to the original cost of all Common and Specific Facilities in service at the end of the second previous month.
SFP	=	Original cost of Specific Facilities assigned to the Purchaser at the end of the second previous month.
PDP	=	The Purchaser's Peak Billing Demand for transmission services of VTransco, expressed in kilowatts.
FSDP	=

Purchaser's Foreign Sales Billing Demand = The greater of:

(1)         zero, or

(2)         Purchaser's kilowatt sales of capacity to out-of-state purchasers that is delivered through the VTransco system in contracts of one month or greater duration during the second previous month; plus the sum of Purchaser's maximum daily kilowatt sales to out-of-state purchasers that are delivered through the VTransco system in contracts of less than one month duration during the second previous month, divided by 60; plus Purchaser's maximum one-hour peak load, in kilowatts, during the second previous month, less any portion of that peak delivered under other transmission tariffs; minus PP.

TD	=	Total Billing Demand in kilowatts of all VTransco firm service Customers, equal to the sum of all Purchaser's PDP.
CY	=	Current Year.
PDP(CY)	=	Current Year Peak Billing Demand in kilowatts of the Purchaser.
PP	=

Purchaser's Peak Load, which is the maximum one-hour peak, in kilowatts, of the Purchaser incurred in the twelve months period ending one month prior to the beginning of month for which billing is being rendered, less any portion of the Purchaser's peak that is delivered under other transmission tariffs and that does not utilize the VTransco system for either primary or backup service.

CPP	=

The Purchaser's measure share, expressed in kilowatts, of the VTransco maximum Coincident Peak load experienced in the twelve months period ending one month prior to the beginning of the month for which billing is being rendered, less any portion of the Purchaser's share that is delivered under other transmission tariffs and that does not utilize the VTransco system for either primary or backup service.

IGAP	=

Purchaser's Internal Generation Adjustment, expressed in kilowatts, to be calculated each month for the second previous month for the Purchaser, which shall equal 50% of the Purchaser's entitlement to NEPOOL accredited generation capacity installed on or directly connected to the system of any Purchaser on July 1, 1990, plus Purchaser's entitlement to NEPOOL accredited generation capacity installed after 7/1/90 which is connected, with associated load, to the system of any Purchaser, to the extent that such capacity, in addition to previously installed capacity, does not exceed the historical peak load of such associated local load. If the Purchaser sells for a full month to an out-of-state purchaser an entitlement to internal generation for which an Internal Generation Adjustment would otherwise be granted, the Adjustment shall be retained by the seller.

The Purchaser's Peak Billing Demand will be determined by the following formula:
PDP(CY)	=	The larger of the following:
(1)	PP + CPP 4	+	FSDP, or
(2)	PP + CPP 2	-	IGAP +	FSDP
TC	=	Total costs of VTransco for such month which shall mean the sums of the following for such month:[1]

(1)	All operating expenses, including the cost of purchased power, and including all expenses recorded in the following FERC accounts, if any:
401 402 403 404 405 406 407 411.7 421.2 425 426.1 426.2 426.3 426.4 426.5

Operating Expenses
Maintenance Expense
Depreciation Expense
Amortization of Limited Term Electric Plant
Amortization of Other Electric Plant
Amortization of Electric Plant Acquisition Adjustments
Amortization of Property Losses, Unrecovered Plant and Regulatory Study
Losses from Disposition of Utility Plant
Loss on Disposition of Property
Miscellaneous Amortization
Donations
Life Insurance
Penalties
Expenditures for Certain Civic, Political and Related Activities
Other Deductions

(2)	All fixed charges, including interest and amortization of debt discount and expense and premium on debt, plus
(3)	An amount equal to all taxes including taxes on or measured by income, including all expenses recorded in the following FERC accounts, if any:
408.1 408.2 409.1 409.2 410.1 410.2 411.1 411.2 411.4 411.5 plus

Taxes other than Income Taxes, Utility Operating Income
Taxes other than Income Taxes, Other Income and Deductions
Income Taxes, Utility Operating Income
Income Taxes, Other Income and Deductions
Provisions for Deferred Income Taxes, Utility Operating Income
Provision for Deferred Income Taxes, Other Income and Deductions
Provision for Deferred Income Taxes - Credit, Utility Operating Income
Provision for Deferred Income Taxes - Credit, Other Income and Deductions
Investment Tax Credit Adjustments, Utility Operating Income
Investment Tax Credit Adjustments, Non-utility Operations

(4)

An amount for such month which, after provision shall have been made for all of the other costs including all taxes on or measured by income shall equal, on an annual basis, 11.5% of the par value of VTransco' outstanding Class A membership units, and 13.3% of the par value of VTransco' outstanding Class B membership units, as shown by VTransco' books as of the beginning of such month,

(5)

Less deductions for income received by VTransco during such month other than for income received for transmission of power pursuant to this Tariff, including all income recorded in the following FERC accounts, if any:

400 411.6 414 419 419.1 421 421.1

Operating Revenues
Gains from Disposition of Utility Plant
Other Utility Operating Income
Interest and Dividend Income
Allowance for Other Funds Used During Construction
Miscellaneous Non-operating Income
Gain on Disposition of Property

TCA	=	Total Costs Adjusted, which is equal to TC less any revenue received under this tariff for Specific Facilities.

              VTransco will bill the Purchaser hereunder as soon as practicable after the end of each month for all amounts payable by the Purchaser with respect to the particular month. Such bills shall be due and payable when rendered, shall include such detail as the Purchaser may reasonably request, and may be rendered on an estimated basis subject to corrective adjustments after rendition. Upon request by the Purchaser, VTransco shall provide estimates of such corrective adjustments.

              Any amount due and remaining unpaid ten days following the date of issuance of bills shall bear interest at an annual rate, compounded monthly, equivalent to one hundred twenty percent of the current prime rate then in effect at The First National Bank of Boston, from the due date to the date payment is received by VTransco.

ARTICLE V
Transmission Service Provided

              VTransco shall transmit the electricity for the Purchaser from the points at which the power and energy enters VTransco' facilities to such points on its system as the power and energy leave VTransco' facilities to enter the facilities of the Purchaser or an assignee of the Purchaser or a utility performing further transmission service on behalf of the Purchaser or its assignee. VTransco shall not be responsible for arrangements for transmission service other than on its own transmission facilities.

ARTICLE VI
Losses and Metering

              VTransco shall deduct, from the power and energy to be transmitted, losses incurred in transmission, determined in accordance with sound engineering methods, and including a proportionate amount of all allowances for losses on the systems of others pursuant to arrangements by VTransco for their use in the delivery hereunder of aforesaid blocks of power and energy.

              If at any time any metering equipment is found to be inaccurate by more than two percent up or down, VTransco shall cause it to be made accurate and the meter readings for the period of inaccuracy shall be adjusted to correct such inaccuracy so far as the same can be reasonably ascertained, but no adjustment prior to the beginning of the next preceding month shall be made except by agreement of the parties or after determination by arbitration as provided in Article X hereof.

              In addition to the regular routine tests, VTransco shall cause such equipment to be tested at any time upon request of and in the presence of a representative of the Purchaser. If such equipment proves accurate within two percent up or down, the expense of the test shall be borne by the Purchaser.

              Any dispute arising under this Article VI that cannot be resolved by mutual agreement may be referred to arbitration as provided in Article X hereof.

ARTICLE VII
Filing Fees

              The Purchaser shall be required to reimburse VTransco its pro rata share of any fee charged to VTransco by any state or federal body having jurisdiction for any filing made by VTransco with such body in connection with service to the Purchaser.

ARTICLE VIII
Regulation

              This Agreement is made subject to present or future state or federal laws and to present or future regulations or orders properly issued by state or federal bodies having jurisdiction.

ARTICLE IX
Assignment

              The rights and obligations of the Purchaser hereunder may not be assigned without VTransco' consent, except as provided in any Supplement hereto, and except in connection with the merger, acquisition or sale of substantially all of the assets of the Purchaser, or, in the case of the Vermont Department of Public Service, a transfer of its functions to another agency or entity.

ARTICLE X
Arbitration

              In case any dispute shall arise as to the interpretation or performance of the Agreement which cannot be settled by mutual agreement, such dispute shall be submitted to arbitration. The parties to the arbitration shall if possible agree upon a single arbitrator. In case of failure to agree upon an arbitrator within fifteen days after the delivery by either party to the other of a written notice requesting arbitration, either party may request the American Arbitration Association to appoint the arbitrator. The arbitrator, after an opportunity for each of the parties to be heard, shall consider and decide the dispute and notify the parties in writing of the decision. Such decision shall be separately set forth in the arbitrator's findings of fact and law. The arbitrator shall not have the power to amend or add to this Agreement. Such decision shall be final and binding upon all parties except that any party to the proceeding may petition a court of competent jurisdiction for review of errors of law. The expense of the arbitration shall be borne by the parties as determined by the arbitrator.

ARTICLE XI
Interpretation

              The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Vermont.

ARTICLE XII
Prior Agreements and Rate Schedules Superseded

              This Agreement and its Supplements represent the entire agreement as between VTransco and Purchaser relating to the subject matter hereof. Upon this Agreement becoming effective as provided in Article II hereof, the Vermont Electric Power Company, Inc. Transmission Agreement, designated as FERC Rate Schedule No. 235, the Agreement Re: Charges For Transmission of Firm Power, As Amended, designated as FERC Rate Schedule No. 239, and the Vermont Electric Power Company, Inc. Rate Schedule For Transmission Service, designated as FERC Rate Schedule No. 240, shall terminate except as to the obligation to pay for, or other obligations arising from, service rendered prior to termination.

[THIS PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Denis Poirier 4/11/06 Title: Village Supervisor - Barton

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Robert H. Young Title: President and CEO

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Raymond Larose 4/11/06 Title: Chair

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Donald J Rendall Title: VP, General Counsel and Corporate Secretary

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Eric Werner 4/10/06 Title: GM Hardwick Electric Dept.

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David DiDomenico Title: Co-Chair Village of Hyde Park /s/ Daniel Regan Co-Chair, BOT VOHP
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 27th day of March , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Joseph Winter 3/27/06 Title: President Village of Jacksonville

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Ludlow Electric Light Department By: /s/ John J. Collins, Jr. Title: Treasurer/Controller

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Craig T. Myotte 4/4/06 Title: Interim Manager MW&L
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 29th day of March , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Northfield By: /s/ Nanci Allard 3/29/06 Title: Mgr.

              IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this _____ day of _____________, 2006.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ John Morley III Title: Village Manager
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 23 day of March , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George H. Lague 3/23/06 Title: Swanton Village Manager
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 30th day of March , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David C. Hallquist 3/30/06 Title: CEO, VT Electric Coop.
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 29th day of April , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Avram Patt 4/27/06 Title: General Manager Washington Electric Coop.
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this day of , 2006.
VERMONT TRANSCO LLC
By: /s/ John J. Donleavy Title: President & CEO of VELCO, The Manager of Vermont Transco LLC PURCHASER: By: Title:
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 20th day of April , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Lane Shaw Title: General Manager By: /s/ Barbara A. Cosgrove Title: Assistant Secretary VT Marble Co./OMYA
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this 8 day of May , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: Rochester Electric Light & Power Co. By: /s/ Thomas Pierce 5/8/06 Title: President
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this day of , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Annette Caruio Title: Authorized Agent Village of Readsboro Electric Light Department
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this day of , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Kenneth C. Mason Title: Manager, LED (Lyndonville Electric Department)
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this day of , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George Pearlman Title: Vice Chair Village of Johnson Electric Light Department
IN WITNESS WHEREOF, VTransco and the undersigned Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of this day of , 2006.
VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Barbara L. Grimes Title: General Manager Burlington Electric

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Denis Poirier 4/11/06 Title: Village Supervisor - Barton

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Robert H. Young Title: President and CEO

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Raymond Larose 4/11/06 Title: Chair

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Donald J Rendall Title: VP, General Counsel and Corporate Secretary

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Eric Werner 4/10/06 Title: GM Hardwick Electric Dept.

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David DiDomenico Title: Co-Chair Village of Hyde Park /s/ Daniel Regan Co-Chair Village of Hyde Park

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Joseph Winter 3/27/06 Title: President Village of Jacksonville

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Ludlow Electric Light Department By: /s/ John J. Collins, Jr. Title: Treasurer/Controller

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Craig T. Myotte 4/4/06 Title: Interim Manager MW&L

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Northfield By: /s/ Nanci Allard 3/29/06 Title: Mgr.

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ John Morley III Title: Village Manager

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George H. Lague 3/29/06 Title: Swanton Village Manager

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David C. Hallquist 3/30/06 Title: CEO, VT Electric Coop.

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Avram Patt 4/27/06 Title: General Manager Washington Electric Coop.

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: /s/ John J. Donleavy Title: President & CEO of VELCO, The Manager of Vermont Transco LLC PURCHASER: By: Title:

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Lane Shaw Title: General Manager By: /s/ Barbara A. Cosgrove Title: Assistant Secretary VT Marble Co./OMYA

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Rochester Electric Light & Power Co. By: /s/ Thomas Pierce 5/8/06 Title: President

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Annette Caruio Title: Authorized Agent Village of Readsboro Electric Light Department

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Kenneth C. Mason Title: Manager, LED (Lyndonville Electric Department)

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George Pearlman Title: Vice Chair Village of Johnson Electric Light Department

ACKNOWLEDGEMENT OF ARBITRATION

              Each party understands that this Agreement contains an agreement to arbitrate. After signing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise and that is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, each agrees to submit any such dispute to an impartial arbitrator.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Barbara L. Grimes Title: General Manager Burlington Electric
Exhibit A
1991 Transmission agreement Specific Facilities
January 1, 1992	July 28, 1992

Central Vermont
Hyde Park
Johnson
Ludlow
Lyndonville
Rochester
Vermont G&T Coop.

Green Mountain
Hardwick
Jacksonville
Morrisville
Northfield
Readsboro
Stowe
Washington

Burlington

Citizens
Barton
Enosburg
Franklin
Orleans
Swanton

VT Marble

VPPSA

State of Vermont

0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
Exhibit B
Post-Retirement Benefits Other Than Pensions
For the purposes of Article IV payment, the SFAS No. 106 amount shown below will be included in Account No. 401
	1993 (Actual)	1994 (Actual)	1995 (Projected)
Total FAS -106 provision Total benefits paid 401(h) contribution SFAS-106 provision more (less) than benefits paid or funded	$80,940.00 (13,609.90) 0.00	$82,512.00 (13,707.70) (69,512.00)	$81,287.00 (13,287.00) (68,000.00)
	$67,331.10	(707.70)	0.00
Appendix 1

CRITERIA FOR "SPECIFIC FACILITIES"

Section 1.              Design and Configuration

              (a)              Specific Facilities consist of high voltage (115 kV and above) facilities and, in the case of a substation (stepping down to a lower voltage), the transformer, secondary voltage transformer circuit breaker, appurtenances and ancillary equipment, controls and control circuitry. All such facilities must be designed and specified by VTransco or be in accordance with VTransco' designs and specifications and/or consistent with VTransco standard practice.

              (b)              High voltage Specific Facilities (without transformer) must be interconnected to the existing VTransco system by a high voltage circuit breaker, which must be designed and specified by VTransco, including ancillary devices, control and control circuitry, all in accordance with VTransco standard practice.

              (c)              Metering, telemetering, remote control and communications facilities must be provided in accordance with VTransco' standard practice then currently in use on its existing facilities of a similar nature.

              (d)              Administrative control of the Specific Facilities must be by VTransco for purposes of operating the Specific Facilities and the remainder of the VTransco system in accordance with VTransco' standard practice, so as to maintain safe and reliable delivery of power to the Specific Facilities and to the interconnected high voltage system. Included is the responsibility to operate according to NEPOOL and NPCC rules.

              (e)              Maintenance of the Specific Facilities must be performed by VTransco or according to VTransco standard practice with opportunity for VTransco to review maintenance practices with respect to their possible effect on the interconnected high voltage system.

Section 2.               Initiation and Approval Process

              (a)              Whenever, as a result of the request of one or more Vermont utilities, VTransco studies, the studies of others, or other information, it appears to VTransco that the construction of Specific Facilities may be required, VTransco shall determine if such construction

                            (1)              is consistent with VTransco' Mission to "design, construct, acquire, contract for, maintain and operate an optimal system of transmission facilities in Vermont as a part of an integrated regional network to serve the needs of the electric distributions companies in Vermont in a fair and efficient manner," and

                            (2)              is consistent with the criteria for such construction set forth in 30 V.S.A., Section 248 (b)(1), (2), (3), (4), (5) and (8).

              (b)              If VTransco does determine that the construction is consistent with the foregoing criteria, it shall seek the concurrence and agreement for the allocation of costs, pursuant to the 1991 Transmission Agreement, by the requesting and/or benefiting utility or utilities. VTransco shall then proceed to apply for a certificate of public good pursuant to 30 V.S.A. Section 248. VTransco and the requesting and/or benefiting utility or utilities shall cooperate in the preparation and presentation of a filing with the Vermont Public Service Board under 30 V.S.A. Section 248 and the securing of a Section 248 certificate of public good.

              (c)              If VTransco determines that the proposed construction does not meet the criteria set forth in paragraph IIa, above, it will not initiate the process for Section 248 approval. If, however, the benefiting utility/utilities believe that the proposed facility does meet the above criteria, it/they may initiate a proceeding pursuant to Section 248 for approval of the construction.  VTransco will cooperate with such utility/utilities to assure that the proposed construction meets VTransco criteria for design and configuration and will otherwise cooperate in the preparation of the application by providing technical information, design criteria, results of studies and similar information. Nothing contained herein, however, shall limit VTransco' rights to intervene in such proceeding or to refrain from intervening. If VTransco does intervene, it may assert such position on the merits of the application as it, in its sole discretion, determines; and it may offer testimony and/or argument as to why, in its judgment, the proposed construction does not satisfy the criteria of Section 248 and/or is inconsistent with VTransco' mission.

              (d)              If the requesting utility/utilities are granted a certificate of public good by the Public Service Board for a Specific Facility consistent with VTransco design and configuration standards, VTransco shall proceed in a timely fashion to design and construct it as a Specific Facility to be supported by the requesting utilities in the manner provided by the 1991 Transmission Agreement.

Section 3.              Specific Facility/Cost Sharing

              (a)              If an improvement or addition is made to a Specific Facility during the ten years before it becomes a part of Common Facilities, and such improvement significantly changes the proportions of the use of the Specific Facility by the Purchasers supporting it, the Purchaser or Purchasers requesting the improvement shall provide VTransco with a written agreement among themselves and the Purchasers supporting the Specific Facility, with respect to the allocation of the support costs of the Specific Facilities for the remainder of the ten years, as well as the improvements thereto. If such an agreement is not presented to VTransco, VTransco may reallocate the support costs of the affected Specific Facilities on the basis of the Purchaser's or Purchasers' projected proportionate share of the peak demand on such facilities.

Section 4.              Capital Improvements to Common Facilities

              (a)              A capital improvement to Common Facilities shall be deemed Specific
Facilities if:

                            (1)              Construction of the improvement requires a Certificate of Public Good under 30 V.S.A., Section 248, and

                            (2)              the Common Facilities to which the improvement is made would be deemed Specific Facilities if constructed under the 1991 Transmission Agreement, and

                            (3)              the improvement otherwise meets the definition of Specific Facilities, and

                            (4)              the cost of the improvement project is greater than $50,000.00 in 1992, indexed upward for succeeding years pursuant to the Handy-Whitman Index, and

                            (5)              the improvement will increase the normal operating capacity of the improved facility by at least twenty percent.

              (b)              In the case of improvements initiated by VTransco to meet capability or reliability requirements which have not been specifically requested by the Purchasers served by such facilities, support costs shall be allocated on the basis of the Purchaser's or Purchasers' proportionate share of the peak demand on such facilities during the calendar year preceding approval by the Public Service Board, but not including periods of abnormal operating conditions.

Appendix 2
VERMONT TRANSCO LLC LIMITED INTERFACE TARIFF

RECITALS AND ACKNOWLEDGEMENTS

I.               The Vermont distribution utilities and, in its capacity as a provider of retail electric service and NYPA preference power, the Vermont Department of Public Service require reasonably secure expectations as to the availability of capacity on VTransco's interfaces with other systems.

II.               That security can be achieved only if competing demands for capacity on limited interfaces can be speedily and efficiently resolved.

III.               The allocation system heretofore in existence has proven to be neither speedy nor efficient. It has discouraged effective use of the one interface that is presently limited because it does not allow for allocations of capacity until after power purchase agreements have been agreed to, because it subjects allocations or requested allocations to legal challenges that cannot speedily be resolved, and because it provides no disincentive for holders of allocations to retain unused allocations that could more efficiently be used by others.

IV.               This supplement establishes new procedures that are intended to remedy the deficiencies in the heretofore existing system for allocating capacity on limited interfaces.

SUBSTANTIVE PROVISIONS

1.               Definitions.

              a. DPS means the Vermont Department of Public Service,

              b. Limited Interface means an interface at the Vermont border (or the point nearest the Vermont border to which a VTransco line or facility extends) between the VTransco transmission system and another external transmission system, which interface, because of thermal, reliability, stability or contractual restrictions is not capable of transmitting all of the capacity theoretically available for transmission across it.

              c. PSB means the Vermont Public Service Board.

              d. VTP means any Vermont electric distribution utility.

2.               Non-discrimination.  Except as otherwise provided herein, VTransco will provide access to uncommitted transmission capacity on its transmission system to all VTPs and the DPS on a non-discriminatory basis. No agreement entered into or practice engaged in by VTransco shall provide any greater benefit or advantage to any party hereto than to any other such party with respect to transmission services or entitlements. VTransco shall not refuse to provide to any party hereto information concerning existing, future, or planned transmission facilities or services that it has provided to any other such party; provided, that VTransco shall not be obligated to provide the results of studies performed by VTransco and funded by others for their own use unless required to do so by law. On a periodic basis, and not less than semi-annually, VTransco shall report to all VTPs and the DPS any significant changes or plans for changes in its transmission facilities or services.

3.               Determination of Limited Interfaces. Whenever it appears to VTransco that an interface on its system has become a Limited Interface, it shall declare it to be such and shall notify in writing all VTPs and the DPS of its determination. VTransco shall maintain an up-to-date inventory of Limited Interfaces as Appendix A to this Supplement.

4.               Allocation of Capacity on Limited Interfaces. Upon making a determination pursuant to paragraph 3, above, VTransco shall allocate the capacity of the Limited Interface in the manner set forth below. VTransco shall maintain an up-to-date inventory of allocations, including revisions and assignments, as Appendix B to this Supplement,

              a.               Allocation to the DPS. The DPS shall be allocated such number of kilowatts of capacity over the New York-New England interface as is necessary to transmit its purchases of Niagara and St. Lawrence power, and it shall also be allocated over that interface and any other Limited Interface such number of kilowatts of capacity as is necessary to transmit power under any contract for which it has received Public Service Board approval, provided that such interface shall have been specified as the transmission path in the application for such approval.

              b.               Allocation to VTPs. VTransco shall allocate to the VTPs the capacity available on the Limited Interface after the allocation to the DPS. Each VTP shall be allocated a percentage of available capacity equal to the average of its percentage of the total transmission revenues paid by all VTPs for the four year period ending on the last day of the December preceding the date on which the Limited Interface declaration is made, except that, until the 1991 Transmission Agreement shall have been in effect for four complete calendar years, such period shall consist of those complete calendar years commencing on or after January 1, 1992.

              c.               Revision of allocations.

                            i.               Changes in contracts. If the contract or contracts for which capacity on a Limited Interface has been allocated to the DPS terminate, or if the amount of capacity purchased thereunder is reduced, or if the PSB approves an increase in the capacity purchased thereunder, or if the DPS enters into an additional contract for which it has received PSB approval and for which use of a Limited Interface specified in its application for approval is required, VTransco shall adjust the DPS's allocation accordingly. If the allocation to the DPS is reduced, the capacity thereby made available shall be allocated to the VTPs using the allocators most recently determined pursuant to paragraph 4.b., above, or 4.c.iii., below. If the allocation to the DPS is increased, the capacity used for that purpose shall be taken ratably from the then existing allocations of the VTP's on the Limited Interface in question.

                            ii              Change in capacity of the interface. If, due to physical, operational, regulatory or other causes, the capacity of a Limited Interface is changed after an allocation has been made, the allocations of the VTPs shall be ratably adjusted, but the allocation of the DPS shall not be affected.

                            iii.               Annual revision. As of the first day of each May, VTransco shall revise the allocations of the VTPs on each Limited Interface. Such revision shall be based on the percentage of total transmission revenues paid by all VTPs for the period, as described in paragraph 4.b., above, ending on the last day of the preceeding December.

              d.               Grandfathered allocations. Notwithstanding any other provision herein (other than the provisions of paragraph 4.a.) sufficient allocations shall be made to the Town of Hardwick Electric Department, the Village of Hyde Park, Inc., the Village of Ludlow Electric Light Department, the Village of Stowe Water and Light Department, and the Village of Swanton for their purchases, in the aggregate, of up to nine megawatts of power and energy from Niagara Mohawk Power Corporation and two megawatts of power and energy from New York State Gas and Electric Company, under contracts expiring October, 1998, and February, 1998, respectively, for the transfer of such power and energy over the New York-Vermont interface, to the extent that allocations under paragraph 4.b. hereof are inadequate for such transfer.

5.               Assignment of Allocated Capacity. Any VTP may assign to any person or entity all or any portion of the capacity allocated to it under this tariff. Within ten days after making an assignment, the VTP shall notify VTransco in writing thereof.

6.               Arbitration. In the event of any dispute arising hereunder, any interested party shall have the right to request the Vermont Public Service Board to resolve the same through arbitration. The request for arbitration must be made within a reasonable period from the time when the dispute arose. The findings of the Board in any arbitration proceeding pursuant to this tariff shall be conclusive if supported by substantial evidence, but questions of law may be appealed directly to the Supreme Court of Vermont or as otherwise provided by law.

7.               Amendments. Nothing contained herein shall be construed as affecting in any way the right of the party furnishing service under this rate schedule to unilaterally make application to the Federal Energy Regulatory Commission for a change in rates under section 205 of the Federal Power Act. Notwithstanding the foregoing, it is understood that the existing rights of the parties to the July 1, 1985, Four Party Agreement by and between VELCO, Central Vermont Public Service Corporation, Green Mountain Power Corporation and Citizens Utilities Company, or under other agreements by and between such parties, are not abridged or altered by this Appendix B.

8.               Effective date. This Supplement shall take effect as of 12:01 a.m., May 1, 1995, or at such other date and time ordered by the Federal Energy Regulatory Commission.

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Denis Poirier 4/11/06 Title: Village Supervisor - Barton

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Robert H. Young Title: President and CEO

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Raymond Larose 4/11/06 Title: Chair

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Donald J Rendall Title: VP, General Counsel and Corporate Secretary

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Eric Werner 4/10/06 Title: GM Hardwick Electric Dept.

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David DiDomenico Title: Co-Chair Village of Hyde Park /s/ Daniel Regan Co-Chair Village of Hyde Park

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Joseph Winter 3/27/06 Title: President Village of Jacksonville

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Ludlow Electric Light Department By: /s/ John J. Collins, Jr. Title: Treasurer/Controller

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Craig T. Myotte 4/4/06 Title: Interim Manager MW&L

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Village of Northfield By: /s/ Nanci Allard Title: Mgr. 3/29/06

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ John Morley III Title: Village Manager

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George H. Lague 3/23/06 Title: Swanton Village Manager

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ David C. Hallquist 3/30/06 Title: CEO, VT Electric Coop.

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Avram Patt 4/27/06 Title: General Manager Washington Electric Coop.

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: /s/ John J. Donleavy Title: President & CEO of VELCO, The Manager of Vermont Transco LLC PURCHASER: By: Title:

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Lane Shaw Title: General Manager By: /s/ Barbara A. Cosgrove Title: Assistant Secretary VT Marble Co./OMYA

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: Rochester Electric Light & Power Co. By: /s/ Thomas Pierce 5/8/06 Title: President

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Annette Caruio Title: Authorized Agent Village of Readsboro Electric Light Department

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Kenneth C. Mason Title: Manager, LED (Lyndonville Electric Department)

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ George Pearlman Title: Vice Chair Village of Johnson Electric Light Department

ACKNOWLEDGEMENT OF ARBITRATION

              I UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE, AND WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

VERMONT TRANSCO LLC
By: Title: PURCHASER: By: /s/ Barbara L. Grimes Title: General Manager Burlington Electric
  References hereto to specific FERC Accounts are to accounts within the Uniform System of Accounts presented for public utility and licenses subject to the provisions of the Federal Power Act, 18 CFR Part 101, in effect as of April 1, 1992. Although changes in the designation of FERC Accounts thereafter may result in use of new or different account numbers for items enumerated herein, the Total Costs (TC) of VTransco to be recovered hereunder shall not be affected by such changes.